PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                               (CLASS Z SHARES)

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PROSPECTUS DATED NOVEMBER 23, 1998

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Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversi-fied management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all of its total assets in carefully selected long-term Municipal Bonds of medium quali-ty, i.e., obligations of issuers possessing adequate but not outstanding ca-pacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging its securities portfolio. There can be no assurance that the Fund's investment ob-jective will be achieved. See "How the Fund is Managed--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.

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Class Z shares are offered exclusively for sale to a limited group of invest-ors. Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares at NAV without any sales charge through the attached Prospectus (the Retail Class Prospectus) which is a part hereof.

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This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.Prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated November 23, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

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Investors are advised to read this Prospectus and retain it for future reference.

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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

                                                                           CLASS Z
                                                                           SHARES
                                                                           -------
  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering
   price)................................................................   None
  Maximum Sales Load or Deferred Sales Load Imposed on Reinvested
   Dividends.............................................................   None
  Maximum Deferred Sales Load (as a percentage of original purchase price
   or redemption proceeds, whichever is lower)...........................   None
  Redemption Fees........................................................   None
  Exchange Fees..........................................................   None
  ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)                                  CLASS Z
                                                                           SHARES*
                                                                           -------
    Management Fees......................................................    .48%
    12b-1 Fees...........................................................   None
    Other Expenses.......................................................    .15%
                                                                             ---
    Total Fund Operating Expenses........................................    .63%
                                                                             ---

  EXAMPLE*                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming (1) 5% annual
   return, and (2) redemption at the end of
   each time period:
    Class Z...................................   $6     $20     $35     $79

 The example should not be considered a representation of past or future ex-penses. Actual expenses may be greater or less than those shown.
 The purpose of this table is to assist investors in understanding the vari-ous costs and expenses that an investor in Class Z shares will bear, whether directly or indirectly. For more complete descriptions of the vari-ous costs and expenses, see "How the Fund Is Managed." "Other Expenses" in-clude operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and cus-todian fees.
 --------
 * Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1997.

  THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:

  Prudential Investment Management Services LLC serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.

  THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE RETAIL CLASS PROSPECTUS:

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Fund declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Fund's dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

  THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND DISTRIBUTIONS-- DIVIDENDS AND DISTRIBUTIONS" IN THE RETAIL CLASS PROSPECTUS:

  The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

  THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

  Class Z shares of the Fund are currently available for purchase by the following categories of investors:

  (i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of Prudential or Prudential Securities who participate in an employer-sponsored employee saving plan.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers), financial advisers and other persons which distribute shares a finders' fee, based on a percentage of the NAV of shares sold by such persons.

  THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

  Class Z shareholders of the Fund may exchange their Class Z shares for Class Z shares of other Prudential Mutual Funds on the basis of relative net asset value. Shareholders who qualify to purchase Class Z shares (other than participants in any fee-based program) will have their Class B and Class C shares which are not subject to contingent deferred sales charges and their Class A shares exchanged for Class Z shares on a quarterly basis. Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntary or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at the net asset value. See "Shareholder Guide--How to Exchange Your Shares--Special Exchange Privileges."

  THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 What are the Fund's Risk Factors and Special Characteristics?.............   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   8
 Investment Objective and Policies.........................................   8
 Hedging and Return Enhancement Strategies.................................  10
 Other Investments and Policies............................................  16
 Portfolio Management Techniques...........................................  17
 Investment Restrictions...................................................  18
HOW THE FUND IS MANAGED....................................................  18
 Manager...................................................................  18
 Distributor...............................................................  19
 Fee Waivers...............................................................  21
 Portfolio Transactions....................................................  21
 Custodian and Transfer and
  Dividend Disbursing Agent................................................  21
 Year 2000.................................................................  21
HOW THE FUND VALUES ITS SHARES.............................................  22
HOW THE FUND CALCULATES PERFORMANCE........................................  22
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  23
GENERAL INFORMATION........................................................  25
 Description of Common Stock...............................................  25
 Additional Information....................................................  26
SHAREHOLDER GUIDE..........................................................  26
 How to Buy Shares of the Fund.............................................  26
 Alternative Purchase Plan.................................................  27
 How to Sell Your Shares...................................................  30
 Conversion Feature--Class B Shares........................................  33
 How to Exchange Your Shares...............................................  34
 Shareholder Services......................................................  36
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................... A-1

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MF104Z

    CUSIP No.:Class Z:  743918 40 1



Prudential
National
Municipals
Fund, Inc.
(Class Z Shares)




                                                                 PROSPECTUS

                                                              November 23, 1998


                                                              www.prudential.com



                                                              [LOGO] Prudential
                                                                     Investments

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                     SUPPLEMENT DATED NOVEMBER 23, 1998 TO
                  RETAIL CLASS PROSPECTUS DATED MARCH 4, 1998

  THE FOLLOWING INFORMATION SHOULD BE ADDED TO THE COVER PAGE OF THE
PROSPECTUS:

  The date of the Prospectus is hereby changed to November 23, 1998.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

  THE FOLLOWING INFORMATION SUPPLEMENTS "FINANCIAL HIGHLIGHTS" IN THE
PROSPECTUS:

                             FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                     (CLASS A, CLASS B AND CLASS C SHARES)

  The following financial highlights for Class A, Class B and Class C shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B and Class C share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.

                                                    SIX-MONTHS ENDED
                                              JUNE 30, 1998 (UNAUDITED) (C)
                                             ---------------------------------
                                              CLASS A     CLASS B     CLASS C
                                             ----------  ----------  ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......  $    16.12  $    16.16  $   16.16
                                             ----------  ----------  ---------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income......................         .40         .36        .34
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions..............................        (.05)       (.05)      (.05)
                                             ----------  ----------  ---------
 Total from investment operations..........         .35         .31        .29
                                             ----------  ----------  ---------
LESS DISTRIBUTIONS
------------------
Dividends from net investment income.......        (.40)       (.36)      (.34)
Distributions in excess of net investment
 income....................................         --          --         --
Tax return of capital distributions........         --          --         --
                                             ----------  ----------  ---------
 Total distributions.......................        (.40)       (.36)      (.34)
                                             ----------  ----------  ---------
Net asset Value, end of period.............  $    16.07  $    16.11  $   16.11
                                             ==========  ==========  =========
TOTAL RETURN(A):...........................        2.21%       2.00%      1.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............  $  480,443  $  128,212  $   1,659
Average net assets (000)...................  $  485,960  $  138,886  $   1,168
Ratios to average net assets (b):
 Expenses, including distribution fees.....         .73%       1.13%      1.38%
 Expenses, excluding distribution fees.....         .63%        .63%       .63%
 Net investment income.....................        4.96%       4.56%      4.31%
Portfolio turnover rate....................          14%         14%        14%

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(a) Total return does not consider the effects of sales loads.Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)Annualized.
(c)Class Z shares did not exist at June 30, 1998.

  THE FOLLOWING INFORMATION SUPPLEMENTS "FUND EXPENSES" AND "SHAREHOLDER
GUIDE":

NEW PRICING STRUCTURE FOR CLASS C SHARES

  Effective on November 2, 1998, Class C shares of the Prudential Mutual Funds will be sold with a 1% initial sales charge and will be subject to a contingent deferred sales charge of 1% of the lesser of the amount invested or the redemption proceeds if redeemed within 18 months of purchase. In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons who sell Class C shares a sales commission of up to 2% of the purchase price at the time of sale.

  Class C shares issued before November 2, 1998 will not be affected by the new pricing structure described above and will continue to be subject to a contingent deferred sales charge of 1% on redemptions within one year of purchase.

WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

  The paragraph under "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges--Benefit Plans" is amended to read in its entirety as follows:

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403 (b)(7) of the Internal Revenue Code and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified benefit plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  Benefit Plans. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  Prudential Retirement Plans. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  Investments of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate.

Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and (iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

WAIVER OF CLASS C CONTINGENT DEFERRED SALES CHARGES

  Prudential Retirement Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Program and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund, an unaffiliated bank collective fund.

  Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

MINIMUM INITIAL INVESTMENT FOR CLASS C SHARES

  The minimum initial investment for Class C shares has been lowered to $2,500. The minimum initial investment for purchases made through the Automatic Investment Plan is $50.

EXPENSE TABLE -- EXAMPLE

  The following replaces the information on Class C shares under "Fund Expenses -- Example."

EXAMPLE

  You would pay the following expenses on a $1,000 investment to Class C shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class C......................................  $34     $53     $85     $174

  You would pay the following expenses on the same investment assuming no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class C......................................  $24     $53     $85     $174

SHAREHOLDER GUIDE

  The following replaces information under "Shareholder Guide -- Alternative Purchase Plan".

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Funds.

  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE PROSPECTUS:

  Effective July 1, 1998, Prudential Investment Management Services LLC
(PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, was appointed the exclusive Distributor of Fund shares. Shares continue to be offered through Prudential Securities Incorporated, Pruco Securities Corporation and other brokers and dealers. PIMS is a wholly owned subsidiary of The Prudential Insurance Company of America and an affiliate of Prudential Securities Incorporated and Pruco Securities Corporation. All other arrangements with respect to the distribution of Fund shares described in the Prospectus remain unchanged.

  THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:

  The Fund is authorized to offer 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, each of which consists of 250 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

  THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--SHAREHOLDER SERVICES" IN THE PROSPECTUS:

  THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential Representative.

  THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE PROSPECTUS AS APPROPRIATE.

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

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PROSPECTUS DATED MARCH 4, 1998

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Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversi-fied management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all of its total assets in carefully selected long-term Municipal Bonds of medium quali-ty, i.e., obligations of issuers possessing adequate but not outstanding ca-pacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging its securities portfolio. There can be no assurance that the Fund's investment ob-jective will be achieved. See "How the Fund is Managed--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.

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This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.Prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a State-ment of Additional Information, dated March 4, 1998, which information is in-corporated herein by reference (is legally considered a part of this Prospec-tus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

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Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


 WHAT IS PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.?

   Prudential National Municipals Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

   The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, under normal circumstances, the Fund intends to invest substantially all, and in any event at least 80%, of its total assets in Municipal Bonds and Municipal Notes. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

 WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

   The Fund's portfolio will consist primarily of carefully selected long-term Municipal Bonds of medium quality. While the Fund's investment adviser will not be limited by the ratings assigned by the rating services, the Municipal Bonds in which the Fund's portfolio will be principally invested will be rated A and Baa by Moody's Investors Service (Moody's) and A and BBB by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if not rated, will be, in the judgment of the investment adviser, of substantially comparable quality. See "How the Fund Invests--Investment Objective and Policies" at page 8. The Fund may also engage in various hedging and return enhancement strategies, including using derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 10. As with an investment in any Mutual Fund, an investment in this Fund can decrease in value and you can lose money.

 WHO MANAGES THE FUND?

   Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation (PIC), which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed-- Manager" at page 18.

 WHO DISTRIBUTES THE FUND'S SHARES?

   Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. The Distributor is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares, at the rate of .50 of 1% of the average daily net assets of the Class B shares and which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 19.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 26 and "Shareholder Guide--Shareholder Services" at page 36.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 22 and "Shareholder Guide--How to Buy Shares of the Fund" at page 26.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers three classes of shares:

 . Class A Shares: Sold with an initial sales charge of up to 3% of the offering price.

 . Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

 . Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B Shares, Class C Shares do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 27.

HOW DO I SELL MY SHARES?

  You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 30.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of net capital gains, if any, at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 23.

                                 FUND EXPENSES

                                           CLASS A        CLASS B             CLASS C
                                           SHARES         SHARES              SHARES
                                           -------        -------             -------
  SHAREHOLDER TRANSACTION
   EXPENSES+
  Maximum Sales Load Imposed on
   Purchases
   (as a percentage of offering
   price).........................          3%             None                None
  Maximum Sales Load or Deferred
   Sales Load Imposed on
   Reinvested Dividends...........          None           None                None
  Maximum Deferred Sales Load (as
   a percentage of original
   purchase price or redemption             None    5% during the first 1% on redemptions
   proceeds, whichever is lower)..                  year,               made within one
                                                    decreasing by 1%    year of purchase
                                                    annually to 1% in
                                                    the fifth and sixth
                                                    years and 0% the
                                                    seventh year*
  Redemption Fees.................          None           None                None
  Exchange Fees...................          None           None                None
  ANNUAL FUND OPERATING EXPENSES**
  (as a percentage of average net assets)  CLASS A        CLASS B             CLASS C
                                           SHARES         SHARES              SHARES
                                           -------        -------             -------
    Management Fees...............           .48%           .48%                .48%
    12b-1 Fees (After Reduction)..           .10%++         .50%                .75++
    Other Expenses................           .15%           .15%                .15%
                                             ---           ----                ----
    Total Fund Operating Expenses
     (After Reduction)............           .73%          1.13%               1.38%
                                             ===           ====                ====

  EXAMPLE                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming (1) 5% annual
   return, and (2) redemption at the end of
   each time period:
    Class A...................................  $37     $53     $69     $118
    Class B...................................  $62     $66     $72     $121
    Class C...................................  $24     $44     $76     $166
  You would pay the following expenses on the
   same investment assuming no redemption:
    Class A...................................  $37     $53     $69     $118
    Class B...................................  $12     $36     $62     $121
    Class C...................................  $14     $44     $76     $166

 The above example is based on data for the Fund's fiscal year ended Decem-ber 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
 The purpose of this table is to assist investors in understanding the vari-ous costs and expenses that an investor in the Fund will bear, whether di-rectly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund Is Managed." "Other Expenses" include oper-ating expenses of the Fund, such as directors' and professional fees, reg-istration fees, reports to shareholders, transfer agency and custodian fees.
 --------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."
 ** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%). See "How the Fund is Managed-- Manager--Fee Waivers."
  + Pursuant to rules of the National Association of Securities Dealers,
    Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of the total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
 ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% per annum and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to Class A and Class C shares of the Fund to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively, for the year ending December 31, 1998. Total operating expenses (before management fee waiver) and without such limitations would be .93% and 1.63% for Class A and Class C shares, respectively. See "How the Fund is Managed-- Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                                (CLASS A SHARES)


  The following financial highlights with respect to each of the five years in the period ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                                                     JANUARY 22,
                                                  YEAR ENDED                                           1990(B)
                                                 DECEMBER 31,                                          THROUGH
                           ------------------------------------------------------------------------   DECEMBER
                             1997         1996         1995        1994      1993     1992    1991    31, 1990
                           --------     --------     --------     -------   -------  ------  ------  -----------
PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of period.....  $  15.56     $  15.98     $  14.42     $ 16.30   $ 15.94  $16.00  $15.09    $14.98
                           --------     --------     --------     -------   -------  ------  ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....       .81(d)       .82(d)       .81(d)      .81       .90     .94     .97       .90
Net realized and
 unrealized gain (loss)
 on investment
 transactions............       .67         (.42)        1.57       (1.78)     1.05     .43     .91       .11
                           --------     --------     --------     -------   -------  ------  ------    ------
 Total from investment
  operations.............      1.48          .40         2.38        (.97)     1.95    1.37    1.88      1.01
                           --------     --------     --------     -------   -------  ------  ------    ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income.......      (.81)        (.82)        (.81)       (.81)     (.90)   (.94)   (.97)     (.90)
Distributions in excess
 of net investment
 income..................      (.01)          --(e)      (.01)         --        --      --      --        --
Distributions from net
 realized gains..........      (.10)          --           --        (.10)     (.69)   (.49)     --        --
                           --------     --------     --------     -------   -------  ------  ------    ------
 Total distributions.....      (.92)        (.82)        (.82)       (.91)    (1.59)  (1.43)   (.97)     (.90)
                           --------     --------     --------     -------   -------  ------  ------    ------
Net asset value, end of
 period..................  $  16.12     $  15.56     $  15.98     $ 14.42   $ 16.30  $15.94  $16.00    $15.09
                           ========     ========     ========     =======   =======  ======  ======    ======
TOTAL RETURN(A)..........      9.80%        2.66%       16.91%      (6.04)%   12.60%   8.88%  12.94%     6.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $493,178     $502,739     $538,145     $12,721   $14,167  $7,700  $3,819    $1,846
Average net assets (000).  $491,279     $508,159     $446,350     $14,116   $11,786  $5,401  $2,697    $1,161
Ratios to average net
 assets:
 Expenses, including dis-
  tribution fees.........       .70%(d)      .68%(d)      .75%(d)     .77%      .69%    .72%    .75%      .75%(c)
 Expenses, excluding dis-
  tribution fees.........       .60%(d)      .58%(d)      .65%(d)     .67%      .59%    .62%    .65%      .65%(c)
 Net investment income...      5.15%(d)     5.31%(d)     5.34%(d)    5.38%     5.49%   5.79%   6.27%     6.43%(c)
Portfolio turnover rate..        38%          46%          98%        120%       82%    114%     59%      110%

--------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class A shares.
(c) Annualized.
(d)  Net of management fee waiver.
(e) Less than $.005 per share.

                             FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE YEARS INDICATED)
                               (CLASS B SHARES)

  The following financial highlights with respect to each of the five years in the period ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the years indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                             YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------------------
                            1997         1996         1995         1994       1993      1992      1991      1990       1989
                          --------     --------     --------     --------   --------  --------  --------  --------  ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, begin-
 ning of year...........  $  15.60     $  16.02     $  14.45     $  16.33   $  15.97  $  16.02  $  15.11  $  15.15  $    15.04
                          --------     --------     --------     --------   --------  --------  --------  --------  ----------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income ..       .75(c)       .76(c)       .76(c)       .75        .84       .88       .91       .90         .96
Net realized and
 unrealized gain (loss)
 on investment transac-
 tions..................       .67         (.42)        1.58        (1.78)      1.05       .44       .91      (.04)        .11
                          --------     --------     --------     --------   --------  --------  --------  --------  ----------
 Total from investment
  operations............      1.42          .34         2.34        (1.03)      1.89      1.32      1.82       .86        1.07
                          --------     --------     --------     --------   --------  --------  --------  --------  ----------
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (.75)        (.76)        (.76)        (.75)      (.84)     (.88)     (.91)     (.90)       (.96)
Distributions in excess
 of net investment
 income.................      (.01)          --(d)      (.01)          --         --        --        --        --          --
Distributions from net
 realized gains.........      (.10)          --           --         (.10)      (.69)     (.49)       --        --          --
                          --------     --------     --------     --------   --------  --------  --------  --------  ----------
 Total distributions....      (.86)        (.76)        (.77)        (.85)     (1.53)    (1.37)     (.91)     (.90)       (.96)
                          --------     --------     --------     --------   --------  --------  --------  --------  ----------
Net asset value, end of
 year...................  $  16.16     $  15.60     $  16.02     $  14.45   $  16.33  $  15.97  $  16.02  $  15.11  $    15.15
                          ========     ========     ========     ========   ========  ========  ========  ========  ==========
TOTAL RETURN(A).........      9.35%        2.26%       16.49%       (6.39)%    12.15%     8.50%    12.42%     5.96%       7.43%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (000) .................  $141,528     $168,185     $222,865     $672,272   $848,299  $828,702  $874,338  $882,212  $1,033,173
Average net assets
 (000)..................  $151,938     $193,312     $252,313     $751,623   $854,919  $829,830  $862,249  $940,215  $1,027,726
Ratios to average net
 assets:
 Expenses, including
  distribution fees.....      1.10%(c)     1.08%(c)     1.15%(c)     1.17%      1.09%     1.12%     1.15%     1.13%       1.01%
 Expenses, excluding
  distribution fees.....       .60%(c)      .58%(c)      .65%(c)      .67%       .59%      .62%      .65%      .64%        .66%
 Net investment income..      4.75%(c)     4.91%(c)     4.96%(c)     4.96%      5.09%     5.39%     5.87%     6.03%       6.45%
Portfolio turnover rate.        38%          46%          98%         120%        82%      114%       59%      110%        198%
                           1988(B)
                          -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, begin-
 ning of year...........  $    14.57
                          -----------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income ..        1.03
Net realized and
 unrealized gain (loss)
 on investment transac-
 tions..................         .47
                          -----------
 Total from investment
  operations............        1.50
                          -----------
LESS DISTRIBUTIONS:
Dividends from net
 investment income......       (1.03)
Distributions in excess
 of net investment
 income.................          --
Distributions from net
 realized gains.........          --
                          -----------
 Total distributions....       (1.03)
                          -----------
Net asset value, end of
 year...................  $    15.04
                          ===========
TOTAL RETURN(A).........       10.49%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (000) .................  $1,066,159
Average net assets
 (000)..................  $1,081,122
Ratios to average net
 assets:
 Expenses, including
  distribution fees.....        1.02%
 Expenses, excluding
  distribution fees.....         .66%
 Net investment income..        6.86%
Portfolio turnover rate.         152%

 -------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
 (b) On May 2, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as Manager of the Fund. See "Manager" in the Statement of Additional Information.
 (c)  Net of management fee waiver.
 (d) Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                                (CLASS C SHARES)


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                                    AUGUST 1,
                                       YEAR ENDED                    1994(B)
                                      DECEMBER 31,                   THROUGH
                                  ----------------------------     DECEMBER 31,
                                   1997       1996       1995          1994
                                  ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.........................  $15.60     $16.02     $14.44        $15.13
                                  ------     ------     ------        ------
INCOME FROM INVESTMENT OPERA-
 TIONS:
Net investment income...........     .71(d)     .72(d)     .72(d)        .29
Net realized and unrealized gain
 (loss) on
 investment transactions........     .67       (.42)      1.59          (.69)
                                  ------     ------     ------        ------
 Total from investment opera-
  tions.........................    1.38        .30       2.31          (.40)
                                  ------     ------     ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income.........................    (.71)      (.72)      (.72)         (.29)
Distributions in excess of net
 investment income..............    (.01)       -- (e)    (.01)          --
Distributions from net realized
 gains..........................    (.10)       --         --            --
                                  ------     ------     ------        ------
 Total distributions............    (.82)      (.72)      (.73)         (.29)
                                  ------     ------     ------        ------
Net asset value, end of period..  $16.16     $15.60     $16.02        $14.44
                                  ======     ======     ======        ======
TOTAL RETURN(A).................    9.08%      2.01%     16.22%        (2.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).  $  825     $  772     $  403        $  141
Average net assets (000)........  $  758     $  674     $  247        $  103
Ratios to average net assets:
 Expenses, including distribu-
  tion fees.....................    1.35%(d)   1.33%(d)   1.40%(d)      1.51%(c)
 Expenses, excluding distribu-
  tion fees.....................     .60%(d)    .58%(d)    .65%(d)       .76%(c)
 Net investment income..........    4.50%(d)   4.67%(d)   4.66%(d)      4.84%(c)
Portfolio turnover rate.........      38%        46%        98%          120%

--------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class C shares.
(c) Annualized.
(d) Net of management fee waiver.
(e) Less than $.005 per share.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES. IN ATTEMPTING TO ACHIEVE THIS OBJECTIVE, UNDER NORMAL CIRCUMSTANCES THE FUND INTENDS TO INVEST SUBSTANTIALLY ALL, AND IN ANY EVENT AT LEAST 80%, OF ITS TOTAL ASSETS IN MUNICIPAL BONDS AND MUNICIPAL NOTES. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  THE MUNICIPAL BONDS IN WHICH THE FUND MAY INVEST INCLUDE GENERAL OBLIGATION AND LIMITED OBLIGATION OR REVENUE BONDS. GENERAL OBLIGATION BONDS ARE SECURED BY THE ISSUER'S PLEDGE OF ITS FAITH, CREDIT AND TAXING POWER FOR THE PAYMENT OF PRINCIPAL AND INTEREST, WHEREAS REVENUE BONDS ARE PAYABLE ONLY FROM THE REVENUES DERIVED FROM A PARTICULAR FACILITY OR CLASS OF FACILITIES OR IN SOME CASES, FROM THE PROCEEDS OF A SPECIAL EXCISE OR OTHER SPECIFIC REVENUE SOURCE. THE MUNICIPAL NOTES IN WHICH THE FUND MAY INVEST INCLUDE TAX, REVENUE AND BOND ANTICIPATION NOTES WHICH ARE ISSUED TO OBTAIN FUNDS FOR VARIOUS PUBLIC PURPOSES.

  Interest on certain Municipal Bonds and Municipal Notes may be subject to the federal alternative minimum tax. From time to time the Fund may purchase Municipal Bonds and Municipal Notes that are private activity bonds (as defined in the Internal Revenue Code of 1986, as amended (Internal Revenue
Code)), the interest on which is a tax preference subject to the alternative minimum tax. See "Taxes, Dividends and Distributions".

  THE FUND'S PORTFOLIO WILL CONSIST PRIMARILY OF CAREFULLY SELECTED LONG-TERM MUNICIPAL BONDS OF MEDIUM QUALITY. WHILE THE FUND'S INVESTMENT ADVISER WILL NOT BE LIMITED BY THE RATINGS ASSIGNED BY THE RATING SERVICES, THE MUNICIPAL BONDS IN WHICH THE FUND'S PORTFOLIO WILL BE PRINCIPALLY INVESTED WILL BE RATED A AND BAA BY MOODY'S INVESTORS SERVICE (MOODY'S) AND A AND BBB BY STANDARD & POOR'S RATINGS GROUP (S&P) OR COMPARABLY RATED BY ANY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF NOT RATED, WILL BE, IN THE JUDGMENT OF THE INVESTMENT ADVISER, OF SUBSTANTIALLY COMPARABLE QUALITY. Bonds rated BBB by S&P normally exhibit adequate payment protection parameters, but in the event of adverse market conditions are more likely to lead to a weakened capacity to pay principal and interest than bonds in the A category. Bonds rated Baa by Moody's are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. A more complete description of these and other Municipal Bond and Note ratings is contained in Appendix A to the Statement of Additional Information.

  BECAUSE ISSUERS OF MEDIUM QUALITY MUNICIPAL BONDS MAY CHOOSE NOT TO HAVE THEIR OBLIGATIONS RATED, IT IS POSSIBLE THAT A SUBSTANTIAL PORTION OF THE FUND'S PORTFOLIO MAY CONSIST OF OBLIGATIONS WHICH ARE NOT RATED. The market for rated bonds is usually broader than that for non-rated bonds, which may result in less flexibility in disposal of such non-rated bonds.

  THE FUND MAY ALSO ACQUIRE MUNICIPAL BONDS WHICH HAVE BEEN RATED BELOW MEDIUM QUALITY BY THE RATING SERVICES IF, IN THE JUDGMENT OF THE FUND'S INVESTMENT ADVISER, THE BONDS HAVE THE CHARACTERISTICS OF MEDIUM QUALITY OBLIGATIONS. In determining whether Municipal Bonds which are not rated or which have been rated below medium quality by the rating services have the characteristics of rated Municipal Bonds of medium quality, the investment adviser will rely upon information from various sources, including, if available, reports by the rating services, research, analysis and appraisals of brokers and dealers and the views of the Fund's directors and others regarding economic developments and the creditworthiness of particular issuers.

  MUNICIPAL BONDS OF MEDIUM QUALITY ARE SUBJECT TO FLUCTUATION IN VALUE AS A RESULT OF CHANGING ECONOMIC CIRCUMSTANCES AS WELL AS CHANGES IN INTEREST RATES. THUS, WHILE MEDIUM QUALITY OBLIGATIONS WILL GENERALLY PROVIDE A HIGHER YIELD THAN DO HIGH QUALITY MUNICIPAL BONDS OF SIMILAR MATURITIES, THEY ARE SUBJECT TO A GREATER DEGREE OF MARKET FLUCTUATION WITH LESS CERTAINTY OF THE ISSUER'S CONTINUING ABILITY TO MEET THE PAYMENTS OF PRINCIPAL AND INTEREST WHEN DUE AND MAY HAVE SPECULATIVE CHARACTERISTICS NOT PRESENT IN BONDS OF HIGHER QUALITY. IN ADDITION, OBLIGATIONS WITH LONGER MATURITIES (E.G., 20 YEARS OR MORE) GENERALLY OFFER BOTH HIGHER YIELDS AND GREATER EXPOSURE TO MARKET FLUCTUATION FROM CHANGES IN INTEREST RATES THAN DO THOSE WITH SHORTER MATURITIES. CONSEQUENTLY, SHARES OF THE FUND MAY NOT BE SUITABLE FOR PERSONS WHO CANNOT ASSUME THE SOMEWHAT GREATER RISKS OF CAPITAL DEPRECIATION INVOLVED IN SEEKING HIGHER TAX-EXEMPT YIELDS.

  In recent years, there has been a narrowing of the yield spreads between higher and lower quality Municipal Bonds and a reduction in the supply of medium grade Municipal Bonds. As a result of these changing conditions in the municipal securities markets, the investment adviser has invested a substantial portion of the Fund's assets in higher quality Municipal Bonds. The investment adviser intends to invest in medium grade Municipal Bonds to the extent market conditions warrant.

  THE INTEREST RATES PAYABLE ON CERTAIN MUNICIPAL BONDS AND NOTES ARE NOT FIXED AND MAY FLUCTUATE BASED UPON CHANGES IN MARKET RATES. MUNICIPAL BONDS AND NOTES OF THIS TYPE ARE CALLED VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements.

  THE FUND MAY ALSO INVEST IN INVERSE FLOATERS. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  SOME MUNICIPAL SECURITIES, SUCH AS ZERO COUPON MUNICIPAL SECURITIES, DO NOT PAY CURRENT INTEREST BUT ARE PURCHASED AT A DISCOUNT FROM THEIR FACE VALUES. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest.

  THE FUND MAY BE ABLE TO REDUCE THE RISK OF FLUCTUATIONS IN ASSET VALUE CAUSED BY CHANGES IN INTEREST RATES BY HEDGING ITS PORTFOLIO THROUGH THE USE OF FINANCIAL FUTURES. During or in anticipation of a decline in interest rates, the Fund may purchase futures contracts to hedge against subsequent purchases of long-term bonds at higher prices. During or in anticipation of an increase in interest rates, the Fund may hedge its portfolio securities by selling futures contracts for the purpose of limiting the exposure of its portfolio to the resulting decrease in value. There are risks associated with hedging transactions and there can be no assurance that hedges will have the intended result. See "Hedging and Return Enhancement Strategies" below.

  ALSO, THE FUND MAY PURCHASE SECONDARY MARKET INSURANCE ON MUNICIPAL BONDS AND NOTES WHICH IT HOLDS OR ACQUIRES. Although the fee for secondary market insurance will reduce the yield of the insured Bonds and Notes, such insurance would be reflected in the market value of the municipal obligation purchased and may enable the Fund to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Municipal Bonds and Notes held by the Fund reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, i.e., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Fund.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the purchase of put or tender options on Municipal Bonds and Notes and the purchase and sale of financial futures contracts and options thereon and municipal bond index futures contracts. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

PUTS

  THE FUND MAY PURCHASE AND EXERCISE PUTS OR TENDER OPTIONS ON MUNICIPAL BONDS AND NOTES. PUTS OR TENDER OPTIONS GIVE THE FUND THE RIGHT TO SELL SECURITIES HELD IN THE FUND'S PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts. The acquisition of a put or tender option may involve an additional cost to the Fund compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. Such increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the 4 highest quality grades as determined by Moody's, S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such 4 highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the 2 highest quality grades of such rating services.

  THE FUND ANTICIPATES BEING AS FULLY INVESTED AS PRACTICABLE IN MUNICIPAL BONDS AND NOTES; HOWEVER, BECAUSE THE FUND DOES NOT INTEND TO INVEST IN TAXABLE OBLIGATIONS, THERE MAY BE OCCASIONS WHEN, AS A RESULT OF MATURITIES OF PORTFOLIO SECURITIES OR SALES OF FUND SHARES OR IN ORDER TO MEET ANTICIPATED REDEMPTION REQUESTS, THE FUND MAY HOLD CASH WHICH IS NOT EARNING INCOME. IN ADDITION, THERE MAY BE OCCASIONS WHEN, IN ORDER TO RAISE CASH TO MEET REDEMPTIONS, THE FUND MIGHT BE REQUIRED TO SELL SECURITIES AT A LOSS.

  Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agent for their customers on securities exchanges, Municipal Bonds and Notes are customarily purchased from or sold to dealers who are selling or buying for their own account. There are no requirements that most Municipal Bonds and Notes be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of Municipal Bond and Note issues of many different issuers, most issues do not trade on any single day. On the other hand, most issues are generally marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

  ALTHOUGH MOST MUNICIPAL BONDS AND NOTES ARE MARKETABLE, THE STRUCTURE OF THE MARKET INTRODUCES ITS OWN ELEMENT OF RISK; A SELLER MAY FIND, ON OCCASION, THAT DEALERS ARE UNWILLING TO MAKE BIDS FOR CERTAIN ISSUES THAT THE SELLER CONSIDERS REASONABLE. IF THE SELLER IS FORCED TO SELL, HE OR SHE MAY REALIZE A CAPITAL LOSS THAT WOULD NOT HAVE BEEN NECESSARY IN DIFFERENT CIRCUMSTANCES. BECAUSE THE NAV OF THE FUND'S SHARES REFLECTS THE DEGREE OF WILLINGNESS OF DEALERS TO BID FOR MUNICIPAL BONDS AND NOTES, THE PRICE OF THE FUND'S SHARES MAY BE SUBJECT TO GREATER FLUCTUATION THAN SHARES OF OTHER INVESTMENT COMPANIES WITH DIFFERENT INVESTMENT POLICIES. SEE "NET ASSET VALUE" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  The ratings of Moody's, S&P and other NRSROs represent each service's opinion as to the quality of the Municipal Bonds or Notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of Municipal Bonds or Notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

  FROM TIME TO TIME, PROPOSALS HAVE BEEN INTRODUCED BEFORE CONGRESS FOR THE PURPOSE OF RESTRICTING OR ELIMINATING THE FEDERAL INCOME TAX EXEMPTION FOR INTEREST ON MUNICIPAL BONDS AND NOTES AND FOR PROVIDING

STATE AND LOCAL GOVERNMENTS WITH FEDERAL CREDIT ASSISTANCE. REEVALUATION OF THE FUND'S INVESTMENT OBJECTIVE AND STRUCTURE MIGHT BE NECESSARY IN THE FUTURE DUE TO MARKET CONDITIONS WHICH MAY RESULT FROM FUTURE CHANGES IN THE TAX LAWS.

FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY ENGAGE IN TRANSACTIONS IN FUTURES CONTRACTS FOR RETURN ENHANCEMENT AND RISK MANAGEMENT PURPOSES AS WELL AS TO REDUCE THE RISK OF FLUCTUATIONS IN THE VALUE OF ITS ASSETS CAUSED BY INTEREST RATE CHANGES BY HEDGING ITS PORTFOLIO THROUGH THE USE OF FINANCIAL FUTURES AND OPTIONS THEREON TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE.

  FUTURES CONTRACTS

  The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objective. A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash, or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 1 1/2% to 5% of the contract amount, called initial margin. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

  Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.

  LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED
OPTIONS

  CFTC LIMITS. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

  SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets from their portfolios in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement. See "Investment Objective and Policies--Segregated Accounts" in the Statement of Additional Information.

  With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described below under "Options on Futures Contracts." If the Fund writes a call option that is not "covered,' it must segregate and maintain for the term of the option cash or other liquid, unencumbered assets equal to the fluctuating value of the optioned futures. If a Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option).

  USE OF INTEREST RATE FUTURES CONTRACTS

  Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.

  ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

  The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. It if does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

  OPTIONS ON FUTURES CONTRACTS

  The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) covered put and call options on futures contracts that are traded on commodity and futures exchanges.

  If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

  Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the amount of the balance less the premium it was paid for writing the option.

  When the Fund writes a put or call option on futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.

 To the extent the Fund is not covered as described above with respect to written options, it will segregate and maintain for the term of the option cash or liquid assets.

  USE OF OPTIONS ON FUTURES CONTRACTS

  Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

  POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

  ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

  Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

  Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purpose of the options constitutes a bona fide hedge.

  RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

  Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the cover for the contract and incur a gain or loss depending on the cost basis for the underlying assets.

  Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities.

  RISKS RELATING TO TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS THEREON

  The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

  Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its cover, it would have to replace its cover with an appropriate futures contract or option or segregate securities with the required value, as described under "Segregation Requirements."

  Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving interest rate futures contracts and options thereon when the Subadviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the Fund as a whole should be no greater than if the same strategy had been pursued in the cash market.

  Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

  Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

  There can be no assurance that the Fund's use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of future contracts and related options.

OTHER INVESTMENTS AND POLICIES

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase municipal obligations on a when-issued or delayed delivery basis, in each case without limit. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by the Fund, the price that the Fund is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Fund. If the seller defaults in the sale, the Fund could fail to realize the appreciation, if any, that had occurred. The Fund will establish a segregated account in which it will maintain cash or other liquid assets equal in value to its commitments for when-issued or delayed delivery securities.

  MUNICIPAL LEASE OBLIGATIONS

  THE FUND MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons). The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board of Directors. Municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Illiquid Securities" below and "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days or contractual restrictions on resale and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such securities under the supervision of the Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

  BORROWING

  The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

PORTFOLIO MANAGEMENT TECHNIQUES

  In seeking to achieve the Fund's investment objective, the Fund's investment adviser will cause the Fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for funds placed upon it. The following are some of the more important management techniques which will be utilized by the Fund's investment adviser.

  ADJUSTMENT OF MATURITIES

  The investment adviser will seek to anticipate movements in interest rates and will adjust the maturity distribution of the portfolio accordingly. Longer term securities have ordinarily yielded more than shorter term securities. From time to time, however, the normal yield relationships between longer and shorter term securities have been reversed. In addition, longer term securities have historically been subject to greater and more rapid price fluctuation. The investment adviser will be free to take advantage of price volatility in order to attempt to increase the Fund's NAV by making appropriate sales and purchases of portfolio securities.

  ISSUE AND QUALITY CLASSIFICATION

  Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Similarly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments as well as temporary imbalances in normal supply and demand relationships. The investment adviser monitors these fluctuations closely, and will adjust portfolio positions in various issue and quality classifications according to the value disparities brought about by these yield relationship fluctuations.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the year ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were .70%, 1.10%, and 1.35%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077 IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $250 MILLION, .475 OF 1% OF THE NEXT $250 MILLION, .45 OF 1% OF THE NEXT $500 MILLION, .425 OF 1% OF THE NEXT $250 MILLION, .40 OF 1% OF THE NEXT $250 MILLION AND .375 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1.5 BILLION. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .48% of the Fund's average daily net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.

  As of January 31, 1998, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $63 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIFM continues to have responsibility pursuant to the Management Agreement for all investment advisory services and supervises the Subadviser's performance of such services.

  The current portfolio manager of the Fund is Peter J. Allegrini, a Managing Director of Prudential Investments. Mr. Allegrini is responsible for the day-to-day management of the Fund's portfolio. Mr. Allegrini has managed the Fund's portfolio since April 1996. Mr. Allegrini has been employed by PI as a portfolio manager since July 1994 and serves as the portfolio manager of a number of other portfolios managed by PI. He was employed by Fidelity Investments from 1982 to 1985 as a senior bond analyst and from 1985 to 1994 as a portfolio manager, most recently of Fidelity Adviser High Income Municipal Fund.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, EACH A PLAN, AND COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of the Distributor and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NAV OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. It is expected that in the case of Class A shares, proceeds from the distribution fee will be used primarily to pay account servicing fees to financial advisers. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1998. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charge."

  For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of all shares of the Fund other than expenses allowable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS

  PIFM may from time to time waive its management fee or a portion thereof and subsidize certain operating expenses of the Fund. The Fund is not required to reimburse PIFM for such management fee waivers. Effective September 1, 1997, PIFM discontinued its waiver of its management fee of .05% of 1% of the Funds average daily net assets. See "Fund Expenses."

  The Distributor has agreed to limit its distribution fee for the Class A and Class C shares as described above under "Distributor." Fee waivers will increase the Fund's yield and total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  The Distributor may also act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PIFM.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities income, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside services, will be adapted in time for that event.

                        HOW THE FUND VALUES ITS SHARES


  THE FUND'S NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS YIELD, TAX EQUIVALENT YIELD, AND TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD, AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The yield refers to the income generated by an investment in the Fund over a 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund. The total return shows what an investment in the Fund would have earned over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL AND CURRENCY GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  Gain or loss realized by the Fund from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Fund for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issued price of the security). The market discount rule does not apply to any security that was acquired by the Fund at its original issue price.

TAXATION OF SHAREHOLDERS

  Distributions out of net investment income, to the extent attributable to interest received on tax-exempt securities, are exempt from federal income tax when paid to shareholders. Distributions of other net investment income and net short-term capital gains in excess of net long-term capital losses will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  It is not anticipated that corporate shareholders will be entitled to any dividends received deduction with respect to distributions from the Fund.

  Interest on certain private activity tax-exempt obligations issued on or after August 8, 1986, is a preference item for purposes of the alternative minimum tax for both individual and corporate shareholders. In the event that the Fund invests in such obligations, the portion of an exempt-interest dividend of the Fund that is allocable to such municipal obligations will be treated as a preference item to shareholders for purposes of the alternative minimum tax. In addition, a portion of the exempt-interest dividends received by corporate shareholders with respect to interest on tax-exempt obligations, whether or not private activity bonds, will be taken into account in computing the alternative minimum tax. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Any gain or loss realized upon a sale of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain, taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held for more than one year and otherwise as a short-term capital loss. Any such loss with respect to shares that are held for six months or less however, will be disallowed to the extent of any exempt interest dividends received with respect to such shares, or treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to such shares.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any Class of the Fund's shares for any other Class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Net tax-exempt interest distributed by the Fund to shareholders may not be exempt from state or local taxation. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is generally required to withhold and remit to the U.S. Treasury 31% of taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or, generally, who are otherwise subject to backup withholding. Dividends from taxable net investment income and net short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND MAKE DISTRIBUTIONS OF NET CAPITAL GAINS, IF ANY, AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS OF FUND SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through the Distributor, you should contact your financial adviser to elect to receive dividends and distributions in cash.

  In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. The Fund intends to invest its assets so that dividends paid from net tax-exempt interest earned from Municipal Bonds and Notes will qualify as exempt-interest dividends and be excluded from the shareholder's gross income under the Internal Revenue Code.

  Any dividends or distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the NAV of the investor's shares by the per share amount of the distributions. Although in effect a return of invested principal, capital gain distribution and dividends, to the extent such distributions are out of taxable net income, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of dividends and distributions which are expected to be or have been announced.

  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINED WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JANUARY 9, 1980. THE FUND IS AUTHORIZED TO ISSUE 750 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C COMMON STOCK, EACH OF WHICH CONSISTS OF 250 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class (except that the Fund has agreed with the Commission in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed-- Distributor." The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering only three classes designated Class A, Class B, and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining Shares would be unable to elect any Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also, "How the Fund Values its Shares." Payments may be made by cash, wire, check or through your brokerage account.

  AN INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR TAX-EXEMPT OR TAX-DEFERRED INVESTORS. SUCH INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS.

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, the Distributor or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through the Distributor will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential National Municipals Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, or Class C shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential National Municipals Fund, Inc., Class A, Class B, or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                           ANNUAL 12B-1 FEES
                                          (AS A % OF AVERAGE
               SALES CHARGE                DAILY NET ASSETS)           OTHER INFORMATION
         ------------------------   ------------------------------- ------------------------
 Class A Maximum initial sales      .30 of 1% (Currently being      Initial sales charge
         charge of 3% of the        charged at a rate of .10 of 1%) waived or reduced for
         public offering price                                      certain purchases
 Class B Maximum CDSC of 5% of      .50 of 1%                       Shares convert to Class
         the lesser of the amount                                   A shares approximately
         invested or the                                            seven years after
         redemption proceeds;                                       purchase
         declines to zero after
         six years
 Class C Maximum CDSC of 1% of      1% (Currently being charged     Shares do not convert to
         the lesser of the amount   at a rate of .75 of 1%)         another class
         invested or the
         redemption proceeds on
         redemptions made within
         one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class (except as noted under the heading "General Information--Description of Common Stock"), (iii) each class has a different exchange feature and (iv) only Class B shares have a conversion feature. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than Class A shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" BELOW.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
    AMOUNT OF PURCHASE         OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
    ------------------         --------------- --------------- -----------------
   Less than $99,999..........      3.00%           3.09%            3.00%
   $100,000 to $249,999.......      2.50%           2.56%            2.50%
   $250,000 to $499,999.......      1.50%           1.52%            1.50%
   $500,000 to $999,999.......      1.00%           1.01%            1.00%
   $1,000,000 and above.......      None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares of NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisors and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such person.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  PruArray Savings Plan. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Savings Accumulation Plans of the company's employees. The Program is available only to employees who open a Savings Accumulation Plan account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisors and other persons who sell the Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sale commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds from the Class B shares will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of the Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may not affect federal tax treatment of any gain realized upon redemption.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below. The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
       YEAR SINCE                                      CHARGE AS A PERCENTAGE
        PURCHASE                                       OF DOLLARS INVESTED OR
      PAYMENT MADE                                       REDEMPTION PROCEEDS
      ------------                                    -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

  You must notify the Fund's Transfer Agent either directly or through the Distributor or Prusec, at the time of redemption, that you are entitled to waiver of the contingent deferred sales charge and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge-- Class B Shares" in the Statement of Additional Information.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994," in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH THE DISTRIBUTOR, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales
Charges". Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through the Distributor or Prusec that they are eligible for this special exchange privilege.

  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

   TAXABLE BOND FUNDS
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
  Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
  Income Portfolio

   TAX-EXEMPT BOND FUNDS
 Prudential California Municipal Fund
  California Series
  California Income Series
 Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
 Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
 Prudential National Municipals Fund, Inc.

   GLOBAL FUNDS
 Prudential Europe Growth Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
 Prudential Intermediate Global Income Fund, Inc.
 Prudential International Bond Fund, Inc.
 Prudential Natural Resources Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Prudential World Fund, Inc.
  Global Series
  International Stock Series
 The Global Total Return Fund, Inc.
 Global Utility Fund, Inc.
   EQUITY FUNDS
Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Bond Market Index Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund
   MONEY MARKET FUNDS
 .Taxable Money Market Funds
Cash Accumulation Trust
 National Money Market Fund
 Liquid Assets Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

 .Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

 .Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

 .Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 What are the Fund's Risk Factors and Special Characteristics?.............   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   8
 Investment Objective and Policies.........................................   8
 Hedging and Return Enhancement Strategies.................................  10
 Other Investments and Policies............................................  16
 Portfolio Management Techniques...........................................  17
 Investment Restrictions...................................................  18
HOW THE FUND IS MANAGED....................................................  18
 Manager...................................................................  18
 Distributor...............................................................  19
 Fee Waivers...............................................................  21
 Portfolio Transactions....................................................  21
 Custodian and Transfer and
  Dividend Disbursing Agent................................................  21
 Year 2000.................................................................  21
HOW THE FUND VALUES ITS SHARES.............................................  22
HOW THE FUND CALCULATES PERFORMANCE........................................  22
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  23
GENERAL INFORMATION........................................................  25
 Description of Common Stock...............................................  25
 Additional Information....................................................  26
SHAREHOLDER GUIDE..........................................................  26
 How to Buy Shares of the Fund.............................................  26
 Alternative Purchase Plan.................................................  27
 How to Sell Your Shares...................................................  30
 Conversion Feature--Class B Shares........................................  33
 How to Exchange Your Shares...............................................  34
 Shareholder Services......................................................  36
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................... A-1

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MF104A


              Class A: 743918 20 3
 CUSIP Nos.:  Class B: 743918 10 4
              Class C: 743918 30 2


Prudential National
Municipals
Fund, Inc.


                                                                 PROSPECTUS

                                                                MARCH 4, 1998


                                                              www.prudential.com


                                                              [LOGO] Prudential
                                                                     Investments

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                     SUPPLEMENT DATED NOVEMBER 23, 1998 TO
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 4, 1998

  THE FOLLOWING INFORMATION SHOULD BE ADDED TO THE COVER PAGE OF THE STATEMENT OF ADDITIONAL INFORMATION:

  The date of the Statement of Additional Information is hereby changed to November 23, 1998.

  THE FOLLOWING INFORMATION SUPPLEMENTS "DIRECTORS AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  As of November 13, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of each class of the outstanding common stock of the Fund.

  As of November 13, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were: Christine V. Doyle, 58 Remington Road, Ridgefield, CT 06877-4326 who held 21,396 Class C Shares (15.1%); Huntington Newspapers Inc., Attn: Larry Hensley, P.O. Box 860, Huntington, IN 46750-0860 which held 8,787 Class C shares (6.2%); Craig Morrison & Betsy Morrison J TEN, 25716 Summerfield CT, Wheaton, IL 60187-7924 who held 30,251 Class C shares (or 21.4% of the outstanding Class C shares); and Worldwide Forwarders Inc., Richard H. Panadero, 9706 SW 155 CT, Miami, FL 33196 who held 33,742 Class C shares (or 23.9% of the outstanding Class C shares).

  As of November 13, 1998, Prudential Securities was the record holder for other beneficial owners of 10,220,357 Class A shares (or 34% of the outstanding Class A Shares), 2,940,083 Class B shares (or 38% of the outstanding Class B shares) and 98,952 Class C shares (or 70% of the outstanding Class C shares ) of the Fund. In the event of any meeting of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

  THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  Effective July 1, 1998, Prudential Investment Management Services LLC
(PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, was appointed the exclusive Distributor of Fund shares. Shares continue to be offered through Prudential Securities Incorporated, Pruco Securities Corporation and other brokers and dealers. PIMS is a wholly owned subsidiary of The Prudential Insurance Company of America and an affiliate of Prudential Securities Incorporated and Pruco Securities Corporation. All other arrangements with respect to the distribution of Fund shares described in the Prospectus remain unchanged.

  PIMS serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

  THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3%, Class C* shares are sold with a front-end sales charge of 1%, and Class B* and Class Z** shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares would be as follows:

      CLASS A
      -------
      NAV and redemption price per Class A share........................ $16.12
      Maximum sales charge (3% of offering price).......................    .50
                                                                         ------
      Offering price to public.......................................... $16.62
                                                                         ======
      CLASS B
      -------
      NAV, offering price and redemption price per Class B share*....... $16.16
                                                                         ======
      CLASS C
      -------
      NAV, offering price and redemption price per Class C share*....... $16.16
      Maximum sales charge (1% of offering price)***....................    .16
                                                                         ------
      Offering price to public.......................................... $16.32
                                                                         ======
      CLASS Z
      -------
      NAV, offering price and redemption price per Class Z share........ $16.12
                                                                         ======

--------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus.
**Class Z shares did not exist at December 31, 1997.
***Prior to November 2, 1998, Class C shares were sold without an initial sales charge.

  THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER INVESTMENT ACCOUNT-- EXCHANGE PRIVILEGE" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  THE FOLLOWING INFORMATION SUPPLEMENTS "FINANCIAL STATEMENTS" IN THE STATEMENT OF ADDITIONAL INFORMATION:

  The unaudited financial statements of the Fund for the six-month period ended June 30, 1998 are incorporated by reference from the Fund's semi-annual report to shareholders for the period then ended. The Fund will furnish a copy of such report upon written request to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling the Fund at
(800) 225-1852. The unaudited financial statements reflect any adjustments which are, in the opinion of management, necessary to a fair statement of the results for the period presented.
MF104C-2

  The Statement of Additional Information of Prudential National Municipals Fund, Inc. is incorporated by reference in its entirety from the filing on March 6, 1998 pursuant to Rule 497 under the Securities Act of 1933, as amended (File No. 2-66407).

  This registration statement is not intended to amend the Statement of Additional Information dated March 4, 1998 referred to above, except to the extent indicated.

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                      Statement of Additional Information
                                 March 4, 1998

  Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all of its total assets in carefully selected long-term Municipal Bonds of medium quality, i.e., obligations of issuers possessing adequate but not outstanding capacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging its securities portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800)225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 4, 1998, a copy of which may be obtained from the Fund upon request at the address or telephone noted above.


                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                          PAGE    PROSPECTUS
                                                          ----- ---------------
General Information...................................... B-2          25
Investment Objective and Policies........................ B-2           8
Investment Restrictions.................................. B-5          18
Directors and Officers................................... B-7          18
Manager.................................................. B-10         18
Distributor..............................................  B-12        19
Portfolio Transactions and Brokerage.....................  B-14        21
Purchase and Redemption of Fund Shares...................  B-15        26
Shareholder Investment Account...........................  B-17        26
Net Asset Value..........................................  B-20        22
Taxes, Dividends and Distributions.......................  B-21        23
Performance Information..................................  B-23        22
Custodian and Transfer and Dividend Disbursing Agent and
 Independent Accountants.................................  B-25        21
Financial Statements.....................................  B-26       --
Report of Independent Accountants........................  B-45       --
Appendix I--Description of Tax-Exempt Security Ratings... I-1         --
Appendix II--General Investment Information.............. II-1        --
Appendix III--Historical Performance Data................ III-1       --
Appendix IV--Information Relating to Prudential.......... IV-1        --


-------------------------------------------------------------------------------
MF104B

                              GENERAL INFORMATION

  At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache National Municipals Fund, Inc. to Prudential National Municipals Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all, and in any event at least 80%, of its total assets in Municipal Bonds and Municipal Notes, except in certain circumstances. From time to time the Fund may invest in Municipal Bonds and Municipal Notes that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which is a tax preference subject to the alternative minimum tax. See "Taxes, Dividends and Distributions" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective and policies see "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

MUNICIPAL NOTES

  For liquidity purposes, pending investment in Municipal Bonds, or on a temporary or defensive basis due to market conditions, the Fund may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as "Municipal Notes," include tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The interest from these Notes is exempt from federal income taxes. The Fund will limit its investments in Municipal Notes to (1) those which are rated, at the time of purchase, within the three highest grades assigned by Moody's Investors Service (Moody's) or the two highest grades assigned by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO); (2) those of issuers having, at the time of purchase, an issue of outstanding Municipal Bonds rated within the four highest grades of Moody's or S&P or comparably rated by any other NRSRO; or (3) those which are guaranteed by the U.S. Government, its agents or instrumentalities.

MUNICIPAL BONDS

  Municipal Bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state. See "Taxes, Dividends and Distributions."

  The two principal classifications of Municipal Bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds that are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of Municipal Bonds, both within and between the two principal classifications described above.

  The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements.

  The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

PURCHASE AND EXERCISE OF PUTS

  Puts give the Fund the right to sell securities held in the Fund's portfolio at a specified exercise price on a specified date. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts or tender options. The acquisition of a put or tender option may involve an additional cost to the Fund, compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts or tender options. Such increased cost may be paid either by way of an initial or periodic premium for the put or tender option or by way of a higher purchase price for securities to which the put or tender option is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

PORTFOLIO TURNOVER

  Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. In order to seek a high level of current income, the investment adviser intends to change the composition of the Fund's portfolio, adjusting maturities and the quality and type of issue. Accordingly, it is possible that the Fund's portfolio turnover rate may reach, or even exceed, 150%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. For the years ended December 31, 1996 and 1997 the Fund's portfolio turnover rates were 46% and 38%, respectively.

FINANCIAL FUTURES CONTRACTS

  The Fund will engage in transactions in financial futures contracts for return enhancement and risk management purposes as well as to hedge against interest rate related fluctuations in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund's investment objective. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FINANCIAL FUTURES. The Fund may enter into options on future contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e. sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

  LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The Fund will only engage in futures transactions for bona fide hedging, risk management and return enhancement purposes in accordance with the rules of the Commodity Futures Trading Commission and not for speculation. With respect to long positions assumed by the Fund, the Fund will segregate an amount of cash or other liquid assets so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, and thereby insure that the use of futures contracts is unleveraged. The Fund will continue to invest at least 80% of its total assets in Municipal Bonds and Municipal Notes except in certain circumstances, as described in the Prospectus under "How the Fund Invests--Investment Objective and Policies." The Fund may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Fund.

  RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Investment Objective and Policies" in the Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

  Hedging involves the risk of imperfect correlation because changes in the price of futures contracts only generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

  The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

  The hours of trading of interest rate futures contracts may not conform to the hours during which the Fund may trade Municipal Bonds. To the extent that the futures markets close before the municipal bond market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

  RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the Fund when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

  Municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

SEGREGATED ACCOUNTS

  When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) With respect to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer.

  (2) Make short sales of securities.

  (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and margin payments in connection with transactions in financial futures contracts.

  (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its Custodian, liquid assets equal in value to the amount owed. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

  (5) Engage in the underwriting of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale of such securities to the public.

  (6) Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

  (7) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements.

  (8) Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

  (9) Invest for the purpose of exercising control or management of another company.

  (10) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

  (11) Purchase or sell commodities or commodities futures contracts except financial futures contracts and options thereon.

  (12) Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

NAME,
ADDRESS
AND                        POSITION WITH                                PRINCIPAL OCCUPATIONS
AGE(/1/)                        FUND                                     DURING PAST 5 YEARS
--------                   -------------                                 ---------------------
Edward D. Beach (73)       Director                              President and Director of BMC Fund, Inc., a closed-end
                                                                  investment company, formerly, Vice Chairman of
                                                                  Broyhill Furniture Industries, Inc.;
                                                                  Certified Public Accountant; Secretary and Treasurer of
                                                                  Broyhill Family Foundation, Inc.; Member of the Board
                                                                  of Trustees of Mars Hill College; Director of The High
                                                                  Yield Income Fund, Inc.
Eugene C. Dorsey (71)      Director                              Retired President, Chief Executive Officer and Trustee
                                                                  of the Gannett Foundation (now Freedom Forum); former
                                                                  Publisher of four Gannett newspapers and Vice President
                                                                  of Gannett Company; past Chairman of Independent Sector
                                                                  (national coalition of philanthropic organizations);
                                                                  former Chairman of the American Council for the Arts;
                                                                  Director of the Advisory Board of Chase Manhattan Bank
                                                                  of Rochester, The High Yield Income Fund, Inc.; and
                                                                  First Financial Fund, Inc.
Delayne Dedrick Gold (59)  Director                              Marketing and Management Consultant; Director of The
                                                                  High Yield Income Fund, Inc.
*Robert F. Gunia (51)      Director and                          Vice President (since September 1997), Prudential In-
                           Vice President                         vestments; Executive Vice President and Treasurer
                                                                  (since December 1996); Prudential Investments Fund Man-
                                                                  agement LLC (PIFM); Senior Vice President (since March
                                                                  1987) of Prudential Securities Incorporated (Prudential
                                                                  Securities); formerly Chief Administrative Officer
                                                                  (July 1990-September 1996), Director (January 1989-Sep-
                                                                  tember 1996), Executive Vice President, Treasurer and
                                                                  Chief Financial Officer (June 1987-September 1996) of
                                                                  Prudential Mutual Fund Management, Inc.; Vice President
                                                                  and Director of The Asia Pacific Fund, Inc. (since May
                                                                  1989); Director of The High Yield Income Fund, Inc.
*Harry A. Jacobs, Jr.      Director                              Senior Director (since January 1986) of Prudential Secu-
(76)                                                              rities; formerly Interim Chairman and Chief Executive
1 Seaport Plaza                                                   Officer of Prudential Mutual Fund Management, Inc.
New York, NY                                                      (June-September 1993); formerly Chairman of the Board
                                                                  of Prudential Securities (1982-1985) and Chairman of
                                                                  the Board and Chief Executive Officer of Bache Group
                                                                  Inc. (1977-1982); Director of The First Australia Fund,
                                                                  Inc., The First Australia Prime Income Fund, Inc. and
                                                                  The High Yield Income Fund, Inc.
*Mendel A. Melzer CFA      Director                              Chief Investment Officer (since October 1996) of Pruden-
(37)                                                              tial Mutual Funds; formerly Chief Financial Officer
751 Broad Street,                                                 (November 1995-September 1996) of Prudential Invest-
Newark, NJ                                                        ments, Senior Vice President and Chief Financial Offi-
                                                                  cer (April 1993-November 1995) of Prudential Preferred
                                                                  Financial Services, Managing Director (April 1991-April
                                                                  1993) of Prudential Investment Advisors and Senior Vice
                                                                  President (July 1989-April 1991) of Prudential Capital
                                                                  Corporation; Chairman and Director of Prudential Series
                                                                  Fund, Inc., Director of The High Yield Income Fund,
                                                                  Inc.

---------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance Company of America (Prudential) or Prudential Securities.

                                                                      PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE(/1/)   POSITION WITH FUND                       DURING PAST 5 YEARS
 --------------------------   ------------------                      ---------------------
 Thomas T. Mooney (56)      Director                President of the Greater Rochester Metro Chamber of
                                                     Commerce; former Rochester City Manager; Trustee of
                                                     Center for Governmental Research, Inc.; Director of
                                                     Blue Cross of Rochester, The Business Council of New
                                                     York State, Monroe County Water Authority, Rochester
                                                     Jobs, Inc., Executive Service Corps of Rochester,
                                                     Monroe County Industrial Development Corporation,
                                                     Northeast Midwest Institute and The High Yield Income
                                                     Fund, Inc.; President, Director and Treasurer of First
                                                     Financial Fund, Inc. and The High Yield Plus Fund, Inc.
 Thomas H. O'Brien (73)     Director                President of O'Brien Associates (Financial and
                                                     Management Consultants) (since April 1984); formerly
                                                     President of Jamaica Water Securities Corp. (holding
                                                     company) (February 1989-August 1990); Chairman of the
                                                     Board and Chief Executive Officer (September 1987-
                                                     February 1989) of Jamaica Water Supply Company and
                                                     Director (September 1987-April 1991); Director and
                                                     President of Winthrop Regional Health Systems,
                                                     and United Presbyterian Homes; Director of Ridgewood
                                                     Savings Bank; Trustee of Hofstra University; Director
                                                     of The High Yield Income Fund, Inc.
 *Richard A. Redeker (55)   President and Director  Employee of Prudential Investments; formerly President,
 751 Broad Street                                    Chief Executive Officer and Director (October 1993-
 Newark, NJ                                          September 1996) of Prudential Mutual Fund Management,
                                                     Inc.; Executive Vice President, Director and Member of
                                                     the Operating Committee (October 1993-September 1996)
                                                     of Prudential Securities; Director (since October
                                                     1993-September 1996) of Prudential Securities Group,
                                                     Inc.; Executive Vice President, The Prudential Investment
                                                     Corporation (January 1994-September 1996); Director
                                                     (January 1994-September 1996) of Prudential Mutual Fund
                                                     Distributors, Inc., and Prudential Mutual Fund Servic-
                                                     es, Inc. and Senior Executive Vice President and Direc-
                                                     tor of Kemper Financial Services, Inc. (September 1978-
                                                     September 1993); President and Director of The High
                                                     Yield Income Fund, Inc.
 Nancy H. Teeters (67)      Director                Economist, formerly Vice President and Chief Economist
                                                     (March 1986-June 1990) of International Business Ma-
                                                     chines Corporation; Member of the Board of Governors of
                                                     the Horace Rockham School of Graduate Studies of the
                                                     University of Michigan; Director of Inland Steel Indus-
                                                     tries (since July 1991) and The High Yield Income Fund,
                                                     Inc.
 Louis A. Weil, III (56)    Director                Publisher and Chief Executive Officer (since January
                                                     1996) and Director (since September 1991) of Central
                                                     Newspapers, Inc.; Chairman of the Board (since January
                                                     1996), Publisher and Chief Executive Officer (August
                                                     1991-December 1995) of Phoenix Newspapers, Inc.;
                                                     formerly, Publisher of Time Magazine (May 1989-March
                                                     1991), President, Publisher and Chief Executive Officer
                                                     of the Detroit News (February 1986-August 1989), and
                                                     member of the Advisory Board, Chase Manhattan Bank--
                                                     Westchester; Director of The High Yield Income Fund,
                                                     Inc.
 S. Jane Rose (52)          Secretary               Senior Vice President (since December 1996) of PIFM; Se-
                                                     nior Vice President and Senior Counsel (since July
                                                     1992) of Prudential Securities; formerly Senior Vice
                                                     President (January 1991-September 1996) and Senior
                                                     Counsel (June 1987-September 1996) of Prudential Mutual
                                                     Fund management, Inc.
 Grace C. Torres (38)       Treasurer and Principal First Vice President (since December 1996) of PIFM;
                            Financial and            First Vice President (since March 1994) of Prudential
                            Accounting Officer       Securities; formerly First Vice President (March 1994-
                                                     September 1996) of Prudential Mutual Fund Management,
                                                     Inc. and Vice President (July 1989-March 1994) of Bank-
                                                     ers Trust Corporation.

                                                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(/1/)  POSITION WITH FUND                    DURING PAST 5 YEARS
--------------------------  ------------------                   ---------------------
Stephen                     Assistant Treasurer Tax Director (since March 1996) of Prudential Invest-
M.                                               ments and the Private Asset Group of The Prudential In-
Ungerman                                         surance Company of America (Prudential); formerly First
(44)                                             Vice President of Prudential Mutual Fund Management,
                                                 Inc. (February 1993-September 1996) and Senior Tax Man-
                                                 ager of Price Waterhouse (1981-January 1993).
Deborah                     Assistant Secretary Vice President (since December 1996) of PIFM; formerly
A. Docs                                          Vice President and Associate General Counsel (June
(40)                                             1991-September 1996) of PIFM; Vice President and Asso-
                                                 ciate General Counsel of Prudential Securities.

---------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential Securities or PIFM.

(/1/) Unless otherwise noted the address for each of the above persons is c/o:
      Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

  Directors and officers of the Fund are also trustees, Directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated.

  The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Commission, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Jacobs is scheduled to retire on December 31, 1998, and Messrs. Beach and O'Brien are scheduled to retire on December 31, 1999.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the Investment Company Act of 1940 managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                              COMPENSATION TABLE

                                                                        TOTAL 1996
                                         PENSION OR                    COMPENSATION
                                         RETIREMENT      ESTIMATED      FROM FUND
                          AGGREGATE   BENEFITS ACCRUED    ANNUAL         AND FUND
                         COMPENSATION AS PART OF FUND  BENEFITS UPON   COMPLEX PAID
   NAME AND POSITION      FROM FUND       EXPENSES      RETIREMENT     TO DIRECTORS
------------------------ ------------ ---------------- ------------- ----------------
Edward D. Beach --
 Director...............    $4,500          None            N/A      $135,000(38/63)*
Eugene C. Dorsey--
 Director**.............    $4,500          None            N/A      $ 70,000(16/43)*
Delayne Dedrick Gold--
 Director...............    $4,500          None            N/A      $135,000(38/63)*
Robert F. Gunia--
 Director and Vice
 President(/1/).........       --            --             --             --
Harry A. Jacobs, Jr.--
 Director(/1/)..........       --            --             --             --
Donald D. Lennox--
 Retired Director.......    $4,500          None            N/A      $ 90,000(26/50)*
Mendel A. Melzer--
 Director(/1/)..........       --            --             --             --
Thomas T. Mooney--
 Director**.............    $4,500          None            N/A      $115,000(31/64)*
Thomas H. O'Brien--
 Director...............    $4,500          None            N/A      $ 45,000(11/29)*
Richard A. Redeker--
 Director and
 President(/1/).........       --           None            N/A            --
Nancy H. Teeters--
 Director...............    $4,500          None            N/A      $ 90,000(23/42)*
Louis A. Weil, III--
 Director...............    $4,500           --             --       $ 90,000(26/50)*

---------
*Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund complex (including the Fund).
** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $87,401 and $143,909 for Messrs. Dorsey and Mooney, respectively.

  As of February 6, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of February 6, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were: Christine V. Doyle, 58 Remington Road, Ridgefield, CT 06877-4326 who held 20,960 Class C Shares (42%); Huntington Newspapers Inc., Attn: Larry Hensley, P.O. Box 860, Huntington, IN 46750-0860 which held 8,787 Class C shares (76.9%); and Mrs. Eloyse Ewell TTEE, C.L. Ewell Family Trust, 180 Forest Ridge Way, Honolulu, HI 96822-5002, who had 3,329 Class C Shares of the Fund (6.4%).

  As of February 6, 1998, Prudential Securities was the record holder for other beneficial owners of 10,359,069 Class A shares (or 34% of the outstanding Class A shares), 3,274,184 Class B shares (or 37% of the outstanding Class B shares), and 42,339 Class C shares (or 81% of the outstanding Class C shares) of the Fund. In the event of any meeting of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities Incorporated and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's Custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended December 31, 1997. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying the fees and expenses of notice filings made in accordance with state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 22, 1997 and by shareholders of the Fund on April 28, 1988.

  For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid PIFM management fees of $2,869,410 (net of waiver of $215,979), $2,996,081 (net of waiver of $351,073) and $2,983,142 (net of waiver of $349,455), respectively.

  PIFM has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to such contracts or interested persons of such parties as defined in the Investment Company Act, on May 22, 1997, and by shareholders of the Fund on April 28, 1988.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, each a Plan and collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

  Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 8, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to
 .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Class C plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid for providing personal service and/or maintaining shareholder accounts, and (ii) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to the Class C shares. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997. The Class A Plan, as amended, was approved by the Class A and Class B shareholders and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the fiscal year ended December 31, 1997, the Distributor received $491,279 under the Class A Plan. This amount was primarily expended on commission credits to the Distributor and Prusec for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1997, the Distributor also received approximately $52,100 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended December 31, 1997, the Distributor received $759,692 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $456,200 in distributing the Fund's Class B shares, on behalf of the Fund during the year ended December 31, 1997. It is estimated that of this amount approximately $6,600 (1.5%) was spent on printing and mailing of prospectuses to other than current shareholders; $112,200 (24.6%) on compensation to Prusec, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $337,400 (73.9%) on the aggregate of
(i) payments of commissions to financial advisers ($246,400 or 54.0%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($91,000 or 19.9%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charge " in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $393,600 in contingent deferred sales charges with respect to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1997 the Distributor received $5,686 under the Class C Plan and spent approximately $5,000 in distributing Class C shares. The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $3,900 in contingent deferred sales charges with respect to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' written notice to any other party to the Plans. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law. A restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the "Subadviser." Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange, while infrequent, and purchases and sales of futures on a commodities exchange or board of trade will be effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1994, 1995 and 1996.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide" in the Prospectus.

  Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class (except that the Fund has agreed with the Commission in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders), and (iii) each class has a different exchange privilege and
(iv) only Class B shares have a conversion feature. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange market, and (d) are approved by the Fund's investment advisor.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3% and Class B*, and Class C* shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares is as follows:

      CLASS A
      NAV and redemption price per Class A share........................ $16.12
      Maximum sales charge (3% of offering price).......................    .50
                                                                         ------
      Offering price to public.......................................... $16.62
                                                                         ======
      CLASS B
      NAV, offering price and redemption price per Class B share*....... $16.16
                                                                         ======
      CLASS C
      NAV, offering price and redemption price per Class C share*....... $16.16
                                                                         ======

     ---------
     *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See
     "Shareholder Guide--How to Sell Your Shares--Contingent
     Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  An eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  In addition, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or
(ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.


  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

  A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares-- Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                  REQUIRED DOCUMENTATION
------------------                  ----------------------
Death                               A copy of the shareholder's death certifi-
                                    cate or, in the case of a trust, a copy of
                                    the grantor's death certificate, plus a
                                    copy of the trust agreement identifying the
                                    grantor.

Disability--An individual will be   A copy of the Social Security Administra-
considered disabled if he or she    tion award letter or a letter from a physi-
is unable to engage in any substan- cian on the physician's letterhead stating tial gainful activity by reason of  that the shareholder (or, in the case of a
any medically determinable physi-   trust, the grantor) is permanently disa-
cal or mental impairment which can  bled. The letter must also indicate the
be expected to result in death or   date of disability.
to be of long-continued and indef-
inite duration.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                             CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                  OR REDEMPTION PROCESS
                                          --------------------------------------
   YEAR SINCE PURCHASE
     PAYMENT MADE                         $500,001 TO $1 MILLION OVER $1 MILLION
   -------------------                    ---------------------- ---------------
   First.................................          3.0%               2.0%
   Second................................          2.0%               1.0%
   Third.................................          1.0%                 0%
   Fourth and thereafter.................            0%                 0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
      (California Money Market Series)

     Prudential Government Securities Trust
      (Money Market Series) (Class A shares)
      (U.S. Treasury Money Market Series) (Class A shares)

     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)

     Prudential MoneyMart Assets, Inc. (Class A shares)

     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund. No CDSC will be payable upon such exchange of Class B and Class C shares, but a CDSC will be payable upon the redemption of Class B shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market account will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals/2/.

      PERIOD OF MONTHLY INVESTMENTS:        $100,000 $150,000 $200,000 $250,000
      ------------------------------        -------- -------- -------- --------
      25 Years.............................  $ 110    $ 165    $ 220    $ 275
      20 Years.............................    176      264      352      440
      15 Years.............................    296      444      592      740
      10 Years.............................    555      833    1,110    1,388
       5 Years.............................  1,371    2,057    2,742    3,428

     See "Automatic Savings Accumulation Plan (ASAP)."
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.
  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders having shares of the Fund held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized generally must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The net asset value (NAV) per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. The Fund will compute its NAV once daily at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities for which reliable market quotations are readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadvisor, are valued by the Valuation Committee or Board of Directors in coordination with the Manager or Subadvisor. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Board of Directors. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is expected to be furnished by J. J. Kenny Information Systems Inc. Short-term securities maturing within 60 days of the valuation date are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, unless such valuation is determined not to represent fair value by the Board of Directors.

  NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund will declare a dividend immediately prior to 4:15 P.M. on each day that net asset value per share of the Fund is determined of all of the daily net income of the Fund to shareholders of record of the Fund as of 4:15 P.M., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day. Unless otherwise requested by the shareholder, dividends are automatically reinvested monthly in additional full or fractional shares of the Fund at net asset value per share. The dividend payment date is on or about the 25th day of each month, although the Fund reserves the right to change this date without further notice to shareholders. Shareholders may receive cash payments from the Fund equal to the dividends earned during the month by completing the appropriate section on the Application Form or by notifying Prudential Mutual Fund Services LLC (PMFS), the Fund's Transfer and Dividend Disbursing Agent, at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date.

  The Fund intends to distribute to shareholders of record monthly dividends consisting of all of the net investment income of the Fund. Net capital gains of the Fund will be distributed at least annually.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee to which Class B and Class C shares are subject. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

  The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Under the Internal Revenue Code, the Fund is not subject to federal income taxes on the taxable income that it distributes to shareholders, provided that at least 90% of its net taxable investment income and net short-term capital gains in excess of net long-term capital losses and 90% of its net tax-exempt interest income in each taxable year is so distributed. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The Fund intends to comply with the provisions of the Internal Revenue Code that require at least 50% of the value of its total assets at the close of each quarter of its taxable year to consist of obligations the interest on which is exempt from federal income tax in order to pass through tax-exempt income to its shareholders.

  The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

  Gains or losses on sales of securities by the Fund will be treated as capital gains or losses the character of which will depend upon the Fund's holding period in the securities. The acquisition of a put by the Fund may affect the holding period of securities held by the Fund. Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.

  Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

  Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent that distributions from the Fund are exempt from Federal income tax. The Treasury has the authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or an entity controlled by the taxpayer. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any dividends received by the shareholders on such shares and, if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholders with respect to such shares. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations is a preference item for purposes of computing the alternative minimum tax for both individuals and corporations. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. The Fund plans to avoid to the extent possible investing in private activity tax-exempt obligations.

  The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is determined separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

  Yield is calculated according to the following formula:

                       YIELD = 2 [ ( a  --  b +1)to the sixth power -1]
                                     --------
                                         cd

  Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended December 31, 1997 for the Fund's Class A, Class B and Class C shares was 4.22%, 3.95% and 3.70%, respectively.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including change in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

  TAX EQUIVALENT YIELD. The Fund may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield is determined separately for Class A, Class B and Class C shares. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

  Tax equivalent yield is calculated according to the following formula:

                         TAX EQUIVALENT YIELD =  Yield
                                                 ------
                                                 1-.396

  The tax equivalent yield for the 30-day period ended December 31, 1997 for the Fund's Class A, Class B and Class C shares was 6.99%, 6.54% and 6.13%, respectively.

  AVERAGE ANNUAL TOTAL RETURN. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                  P(1+T)to the nth power =ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
     ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
           (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return (adjusted for management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 6.50%, 6.23% and 7.51%, respectively. The average annual total return (adjusted for management fee waiver) with respect to the Class B shares of the Fund for the one, five, and ten year periods ended on December 31, 1997 was 4.35%, 6.31% and 7.69%, respectively. The average annual total return (adjusted for management fee waiver) for Class C shares for the one year and since inception (August 1,
1994) periods ended December 31, 1997 was 8.08% and 6.98%, respectively.

  The average annual total return (before management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 6.44%, 6.20% and 7.50%, respectively. The average annual total return (before management fee waiver) with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1997 was 4.28%, 6.28% and 7.68%, respectively. The average annual total return (before management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 8.01% and 6.94%, respectively.

  (PIFM eliminated its management fee waiver of .05 of 1%, effective September 1, 1997. See "Fee Waivers" in the Prospectus.)

  AGGREGATE TOTAL RETURN. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where:   P = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return (after management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 9.80%, 39.44% and 83.23%, respectively. The aggregate total return (after management fee waiver) with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1997 was 9.35%, 36.76% and 109.77%, respectively. The aggregate total return (after management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 9.08% and 25.92%, respectively.

  The aggregate total return (before management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 9.73%, 39.26% and 83.01%, respectively. The aggregate total return (before management fee waiver) with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1997 was 9.28%, 36.59% and 109.51%, respectively. The aggregate total return (before management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 9.01% and 25.77%, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/

                   A LOOK AT PERFORMANCE OVER THE LONG-TERM
                            AVERAGE ANNUAL RETURNS
                               1/1/26 - 12/31/97

                             [GRAPH APPEARS HERE]


                        Common Stocks           11.0%
                        Long-Term Gov't Bonds    5.2%
                        Inflation                3.1%

---------
  /1/Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1997
             Yearbook (annually updates the work of Roger G. Ibbotson and Rex
             A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                      CUSTODIAN AND TRANSFER AND DIVIDEND
                 DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1997, the Fund incurred fees of $413,100 for the services of PMFS.

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

                                  APPENDIX I
                  DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

  The four highest ratings of Moody's Investors Service ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The forgoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

  The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1" "SP-2" and "SP-3". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

  Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rate issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

  Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                                  APPENDIX II
                        GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                 APPENDIX III
                          HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long-term performance of various asset classes and the rate of inflation.

                          HISTORICAL PERFORMANCE DATA

                             [GRAPH APPEARS HERE]

       Value of $1.00 invested on 1/1/26 through 12/31/97

              Small Stocks             $5,519.97
              Common Stocks            $1,828.33
              Long-Term Bonds          $   39.07
              Treasury Bills           $   14.25
              Inflation                $    9.02

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to September 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                  1987     1988      1989       1990       1991        1992       1993      1994       1995      1996       1997
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds/1/              2.0%     7.0%     14.4%       8.5%      15.3%        7.2%       10.7%    -3.4%      18.4%      2.7%      9.6%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities/2/         4.3%     8.7%     15.4%      10.7%      15.7%        7.0%        6.8%    -1.6%      16.8%      5.4%      9.5%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds/3/    2.6%     9.2%     14.1%       7.1%      18.5%        8.7%       12.2%    -3.9%      22.3%      3.3%     10.2%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield
Corporate Bonds/4/    5.0%    12.5%      0.8%      -9.6%      46.2%       15.8%       17.1%    -1.0%      19.2%     11.4%     12.8%
-----------------------------------------------------------------------------------------------------------------------------------
World Government
Bonds/5/             35.2%     2.3%     -3.4%      15.3%      16.2%        4.8%       15.1%     6.0%      19.6%      4.1%     (4.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Difference between
highest and lowest   33.2%    10.2%     18.8%      24.9%      30.9%       11.0%       10.3%     9.9%       5.5%      8.7%       17.1

/1/LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. /2/LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). /3/LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) Includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-2

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                             (GRAPH APPEARS HERE)

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Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annual renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     III-3

                                  APPENDIX IV
                      INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other health care products, property and casualty insurance securities, brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $314 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions and Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,500 brokers and agents across the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of October 31, 1997 Prudential Investments Fund Management LLC was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
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/1/ Prudential Investments Fund Investment Management serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercater Asset Management, L.P., as subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1996.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/
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/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/ As of December 31, 1994.

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at Prudential Securities./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+) .

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.



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/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.